CARILLON SERIES TRUST
Carillon Chartwell Mid Cap Value Fund
Carillon Chartwell Small Cap Growth Fund
Carillon Chartwell Small Cap Value Fund
Carillon Chartwell Income Fund
Carillon Chartwell Short Duration High Yield Fund
(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT DATED FEBUARY 26, 2024 TO THE PROSPECTUS,
SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2023, AS PREVIOUSLY AMENDED OR SUPPLEMENTED

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED DECEMBER 1, 2023.

The Board of Trustees of Carillon Series Trust has approved, based upon the recommendation of Carillon Tower Advisers, Inc. (“Carillon Tower”), the Funds’ investment adviser, the redesignation of the Class Chartwell shares of the Funds as Class I shares (the “Redesignation”).  The Redesignation will occur on or about the close of business on April 26, 2024 (the “Redesignation Date”).  Accordingly, the Funds will not register a new Class I share class, and the current Class Chartwell share class will not be terminated.

No action is needed on your part.  Each Class Chartwell shareholder will retain Class I shares in an amount equal to the value of the shareholder’s Class Chartwell shares as of the Redesignation Date.  The net annual fund operating expenses of Class I shares are expected to be the same as the net annual fund operating expenses of the Class Chartwell shares.  No sales charges will be imposed in connection with the Redesignation. The Class I shares are expected to be identical to those of other series of Carillon Series Trust, the characteristics of which will align with the Class Chartwell shares prior to the Redesignation Date.

Effective as of the Redesignation Date, all references to Class Chartwell in the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) will be deleted and replaced with Class I.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE